Exhibit 21

ENTITY	JURISDICTION

ACMP Finance Corp.	Delaware
Access Compression, L.L.C.	Oklahoma
Access MLP Operating, L.L.C.	Delaware
Access Midstream Gas Services, L.L.C.	Oklahoma
Access Midstream Ventures, L.L.C.	Delaware
Access Permian Midstream, L.L.C.	Oklahoma
Access West Texas Processing, L.L.C.	Oklahoma
Alliance Canada Marketing L.P.	Alberta
Alliance Canada Marketing LTD	Alberta
Appalachia Midstream Services, L.L.C.	Oklahoma
Aux Sable Liquid Products Inc.	Delaware
Aux Sable Liquid Products LP	Delaware
Aux Sable Midstream LLC	Delaware
Bargath LLC	Delaware
Baton Rouge Fractionators LLC	Delaware
Baton Rouge Pipeline LLC	Delaware
Black Marlin Pipeline LLC	Texas
Blue Racer Midstream LLC	Delaware
Bluestem Gas Services, L.L.C.	Oklahoma
Caiman Energy II, LLC	Delaware
Caiman Ohio Midstream, LLC	Texas
Carbon County UCG, Inc.	Delaware
Carbonate Trend Pipeline LLC	Delaware
Cardinal Gas Services, L.L.C.	Delaware
Cardinal Operating Company, LLC	Delaware
Cardinal Pipeline Company, LLC	North Carolina
Constitution Pipeline Company LLC	Delaware
Discovery Gas Transmission LLC	Delaware
Discovery Producer Services LLC	Delaware
DMP New York, Inc.	New York
Gulf Liquids New River Project LLC	Delaware
Gulfstar One LLC	Delaware
Gulfstream Management & Operating Services, L.L.C.	Delaware
Gulfstream Natural Gas System, L.L.C.	Delaware
HB Construction Company Ltd.	Alberta
HI-BOL Pipeline LLC	Delaware
Inland Ports, Inc.	Tennessee
Jackalope Gas Gathering Services, L.L.C.	Oklahoma
Laurel Mountain Midstream Operating LLC	Delaware
Laurel Mountain Midstream, LLC	Delaware
LNE Pipeline Corporation	New York
Louisiana Midstream Gas Services, L.L.C.	Oklahoma
Magnolia Midstream Gas Services, L.L.C.	Oklahoma
Marsh Resources, LLC	Delaware

ENTITY	JURISDICTION

Mid-Continent Fractionation and Storage, LLC	Delaware
Mockingbird Midstream Gas Services, L.L.C.	Oklahoma
Northwest Pipeline LLC	Delaware
Oklahoma Midstream Gas Services, L.L.C.	Oklahoma
Overland Pass Pipeline Company LLC	Delaware
Pacific Connector Gas Pipeline, LLC	Delaware
Pacific Connector Gas Pipeline, LP	Delaware
Parachute Pipeline LLC	Delaware
Parkco Two, L.L.C.	Oklahoma
Pecan Hill Water Solutions	Delaware
Pine Needle LNG Company, LLC	North Carolina
Pine Needle Operating Company, LLC	Delaware
Ponder Midstream Gas Services, L.L.C.	Delaware
Ranch Westex JV LLC	Delaware
Reserveco Inc.	Delaware
TWC Holdings C.V.	Netherlands
Texas Midstream Gas Services, L.L.C.	Oklahoma
The Williams Companies Foundation, Inc.	Oklahoma
The Williams Companies, International Holdings B.V.	Dutch BV
Three Rivers Midstream LLC	Delaware
TransCardinal Company, LLC	Delaware
TransCarolina LNG Company, LLC	Delaware
Transco Energy Company, LLC	Delaware
Transco Exploration Company	Delaware
Transcontinental Gas Pipe Line Company, LLC	Delaware
Utica East Ohio Midstream, L.L.C.	Delaware
Utica Gas Services, L.L.C.	Oklahoma
VHMS LLC	Delaware
Wamsutter LLC	Delaware
WFS Liquids LLC	Delaware
WFS - Pipeline LLC	Delaware
WFS Enterprises, LLC	Delaware
WFS Gathering Company, L.L.C.	Delaware
WilPro Energy Services (El Furrial) Limited	Cayman Islands
WilPro Energy Services (Pigap II) Limited	Cayman Islands
Williams Acquisition Holding Company LLC	New Jersey
Williams Alaska Petroleum, Inc.	Alaska
Williams Bayou Ethane Pipeline, LLC	Delaware
Williams Blu Operating LLC	Delaware
Williams Bluegrass Pipeline LLC	Delaware
Williams CV Holdings LLC	Delaware
Williams Canada Employee Services Inc.	Alberta
Williams Canada Propylene ULC	Alberta
Williams Energy Canada Development ULC	Alberta
Williams Energy Canada ULC	Alberta
Williams Energy Resources LLC	Delaware
Williams Energy Solutions LLC	Delaware

ENTITY	JURISDICTION

Williams Equities, Inc.	Delaware
Williams Exploration Company	Delaware
Williams Express, Inc. (AK)	Alaska
Williams Express LLC	Delaware
Williams Field Services - Gulf Coast Company, L.P.	Delaware
Williams Field Services Company, LLC	Delaware
Williams Field Services Group, LLC	Delaware
Williams Flexible Generation, LLC	Delaware
Williams Four Corners LLC	Delaware
Williams Gas Pipeline Company, LLC	Delaware
Williams Gas Processing - Gulf Coast Company, L.P.	Delaware
Williams Global Energy (Cayman) Limited	Cayman Islands
Williams Global Holdings LLC	Delaware
Williams Gulf Coast Gathering Company, LLC	Delaware
Williams Headquarters Building Company	Delaware
Williams Horizon Offgas ULC	Alberta
Williams Hutch Rail Company, LLC	Delaware
Williams Information Technology, Inc.	Delaware
Williams International (Bermuda) Limited	Bermuda
Williams International Company LLC	Delaware
Williams International El Furrial Limited	Cayman Islands
Williams International Investments (Cayman) Limited	Cayman Islands
Williams International Pigap Limited	Cayman Islands
Williams International Services Company	Nevada
Williams International Telecommunications Investments (Cayman) Limited	Cayman Islands
Williams International Venezuela Limited	Cayman Islands
Williams Laurel Mountain, LLC	Delaware
Williams Memphis Terminal, Inc.	Delaware
Williams Mid-South Pipelines, LLC	Delaware
Williams Mobile Bay Producer Services, L.L.C.	Delaware
Williams New Soda, Inc.	Delaware
Williams Ohio Valley Midstream LLC	Texas
Williams Ohio Valley Pipeline LLC	Delaware
Williams Oil Gathering, L.L.C.	Delaware
Williams Olefins Development, LLC	Delaware
Williams Olefins Feedstock Pipelines, L.L.C.	Delaware
Williams Olefins, L.L.C.	Delaware
Williams Pacific Connector Gas Operator, LLC	Delaware
Williams Partners Cooperatief U.A.	Netherlands
Williams Partners Finance Corporation	Delaware
Williams Partners GP LLC	Delaware
Williams Partners L.P. (recognizing renamed ACMP)	Delaware
Williams Partners Operating LLC	Delaware
Williams PERK, LLC	Delaware
Williams Petroleum Pipeline Systems, Inc.	Delaware
Williams Petroleum Services, LLC	Delaware
Williams Purity Pipelines, LLC	Delaware

ENTITY	JURISDICTION

Williams Refining & Marketing, L.L.C.	Delaware
Williams Resource Center, L.L.C.	Delaware
Williams Soda Holdings, LLC	Delaware
Williams Sodium Products Company	Delaware
Williams Strategic Sourcing Company	Delaware
Williams TravelCenters, Inc.	Delaware
WPZ GP LLC	Delaware